UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Core & Main, Inc.
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Your Vote Counts! CORE & MAIN, INC. 1830 CRAIG PARK COURT ST. LOUIS, MO 63146 CORE & MAIN, INC. 2022 Annual Meeting Vote by July 18, 2022 11:59 PM ET You invested in CORE & MAIN, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 19, 2022. Vote Virtually at the Meeting* July 19, 2022 9:00 AM CT Virtually at: www.virtualshareholdermeeting.com/CNM2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D85856-P74390 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D85857-P74390 01) James G. Berges 02) Dennis G. Gipson 03) Stephen O. LeClair 04) Nathan K. Sleeper 1. Election of Directors Nominees: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Core & Main’s independent registered public accounting firm for fiscal year 2022. 3. Advisory vote to approve Core & Main’s named executive officer compensation. 4. Advisory vote on the frequency of holding future votes regarding compensation of Core & Main’s named executive officer compensation. For For For 1 Year